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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             ___________________

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): February 8, 2006

                       FARMSTEAD TELEPHONE GROUP, INC.
           (Exact name of registrant as specified in its charter)


           Delaware                    0-15938              06-1205743
(State or other jurisdiction of      (Commission          (IRS Employer
        incorporation)               File Number)       Identification No.)


     22 Prestige Park Circle, East Hartford, CT             06108-3728
      (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code: (860) 610-6000

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       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 8, 2006, the Company issued a $1,000,000 Principal Amount Convertible Promissory Note (the "Sotomar Note") to Sotomar - Empreendimentos Industriais e Imobiliarios, SA (the "Holder") pursuant to a Convertible Note and Warrant Purchase Agreement (the "Purchase Agreement") of even date. The proceeds received by the Company, net of issuance expenses and placement agent fees, amounted to approximately $900,000.

      The following describes certain of the material terms of this transaction. The description below is not a complete description of the terms of the financing transaction and is qualified in its entirety by reference to the agreements entered into in connection therewith which are included as exhibits to this Current Report on Form 8-K.

      Convertible Promissory Note. The outstanding Principal Amount under the Sotomar Note, plus any accrued but unpaid interest thereon, shall automatically convert into the shares of Series A Preferred Stock of the Company sold by the Company upon the sale of Series A Preferred Stock and warrants to purchase Common Stock to accredited investors in a private placement transaction pursuant to Regulation D (collectively, "Offered Securities") which produces at least $500,000 of aggregate gross proceeds to the Company (a "Preferred Offering"). The conversion price of the Sotomar Note into Series A Preferred Stock upon an automatic conversion pursuant to this Section shall be equal to the price paid per unit of Offered Securities by investors in the Preferred Offering. In the event a Preferred Offering does not occur by 90 days from the issuance of the Sotomar Note (the "Maturity Date"), all of the outstanding Principal Amount under the Sotomar Note, plus any accrued but unpaid interest thereon, shall be, at Holder's sole discretion, (i) converted into shares of the Company's Common Stock, $.001 par value per share, at a conversion price equal to 110% of the average of the closing bid prices of the Company's Common Stock reported for the last ten (10) trading days immediately prior to the Maturity Date (FTGP -OTC-BB) (the "Conversion Price"); (ii) paid in cash to Holder; or (iii) paid in any combination of (i) and (ii). Moreover, the conversion rights outlined above shall apply to the Sotomar Note in the event of a merger or consolidation with or into any other entity or a sale, transfer, lease, conveyance or exclusively license all or substantially all of the Company's assets. Upon conversion of the Sotomar Note into any securities of the Company, the Holder shall be entitled to the same rights, privileges and preferences as the other holders of such securities.

      Interest on the Sotomar Note accrues at the per annum rate of 10%. If this note is subject to an Event of Acceleration, the interest rate shall increase to 18% per annum (or such lesser amount as may not be prohibited by applicable law) until such Principal Amount plus accrued but unpaid interest is paid in full.

      The Company has the right to prepay the Principal Amount and any accrued interest thereon in whole or in part without penalty or premium at
any time.   Prior to making an optional prepayment, the Company shall give
Holder five days' prior written notice of its intention to make a prepayment. Upon any notice of prepayment, Holder shall have the option to convert all but not less than all of the Principal Amount then outstanding under this Note, plus any accrued but unpaid interest thereon, into shares of Series A Preferred Stock. Any prepayment amount shall be applied first to any accrued but unpaid interest on the outstanding Principal Amount and then to the Principal Amount.

      Warrant to Purchase Shares of Stock. In connection with the issuance of the Sotomar Note, the Holder received a warrant to purchase up to an aggregate 529,134 shares of the Company's common stock at an exercise price of $1.27 per share. The warrant expires ten years from issuance. In lieu of exercising the warrant with cash, the Holder may elect to receive that number of shares of common stock


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equal to the value of the warrant (or that portion being exercised) at the time of exercise.

      In connection with the transaction, as a show of good faith and assurance, an affiliate of the placement agent of the Sotomar Note, provided a convertible bridge loan in the amount of $400,000 during the waiting period for receipt of Sotomar's investment from which all outstanding principal and interest was paid. A warrant was issued to the affiliate for providing an advance on the Sotomar Note.

      In connection with the above transactions, the Company issued to its placement agent a warrant (the "Placement Agent Warrant") to purchase up to an aggregate 150,000 shares of the Company's common stock at an exercise price of $1.27 per share. The Placement Agent Warrant expires five years from issuance. In lieu of exercising this warrant with cash, the placement agent may elect to receive that number of shares of common stock equal to the value of the warrant (or that portion being exercised) at the time of exercise.

      The exercise price and the number of securities of the Company into which the Sotomar Note and warrant, and the Placement Agent Warrant may be converted shall be appropriately adjusted for any stock splits, subdivisions, combinations, distributions and the like.


ITEM 9. 01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Convertible Promissory Note and Warrant Purchase Agreement, dated February 8, 2006, entered into with Sotomar - Empreendimentos Industriais e Imobiliarios, SA
99.2 Convertible Promissory Note, dated February 8, 2006, issued to Sotomar - Empreendimentos Industriais e Imobiliarios, SA
99.3 Warrant to Purchase Shares of Common Stock, dated February 8, 2006, issued to Sotomar - Empreendimentos Industriais e Imobiliarios, SA
99.4 Warrant to Purchase Shares of Common Stock, dated February 8, 2006, issued to C.P. Baker Securities, Inc.


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------
                                            Robert G. LaVigne
                                            Executive Vice President &
                                            Chief Financial Officer

Date:  February 14, 2006


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